UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

ACTION PRODUCTS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Action Products International, Inc.

1101 North Keller Road, Suite E, Orlando, Florida 32810

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

To be held on November 11, 2008

To our Shareholders:

The 2008 Annual Meeting of Shareholders of Action Products International, Inc. will be held on November 11, 2008 at 10:00 a.m. local time at our corporate offices at 1101 North Keller Road, Suite E, Orlando, Florida. At the meeting, shareholders will consider and vote on the following matters:

•	To elect five members to our Board of Directors;

•	To approve the adoption of our 2008 Long Term Equity Incentive Plan;

•	To approve an amendment to our Articles of Incorporation to increase our authorized common stock to 25 million shares; and

•	Any other matter that may properly come before the meeting.

Shareholders of record at the close of business on September 15, 2008 are entitled to vote at the meeting. Your vote is important regardless of the number of shares you own. Whether you expect to attend the meeting or not, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. Your prompt response is necessary to assure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

If you choose to attend the meeting, you will be asked to present valid picture identification and, if you hold your shares through a broker, you will be asked to present a copy of your brokerage statement showing your common share ownership as of September 15, 2008.

By order of the Board of Directors,

/s/ NEIL SWARTZ
Chairperson of the Board of Directors
Orlando, Florida
[date], 2008

Action Products International, Inc.

1101 North Keller Road, Suite E, Orlando, Florida 32810

PROXY STATEMENT FOR 2008 ANNUAL MEETING OF SHAREHOLDERS

November 11, 2008

This proxy statement contains information about the 2008 Annual Meeting of Shareholders of Action Products International, Inc. The meeting will be held on November 11, 2008, beginning at 10:00 a.m., local time, at our corporate offices at 1101 North Keller Road, Suite E, Orlando, Florida 32810.

This proxy statement is furnished to our shareholders in connection with the solicitation of proxies by the Board of Directors of Action Products International, Inc. for use at the annual meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted:

•	for the persons nominated by our Board to serve as our Directors; as described in Proposal 1; and

•	in favor of approving the adoption of our 2008 Long Term Equity Incentive Plan, as described in Proposal 2; and

•	in favor of approving the amendment to our Articles of Incorporation to increase our authorized capital stock, as described in Proposal 3.

A shareholder may revoke any proxy at any time before it is exercised by giving our corporate secretary written notice to that effect.

Our Annual Report to Shareholders for the fiscal year ended December 31, 2007 is being mailed to shareholders with the mailing of these proxy materials on or about October 10, 2008.

A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any shareholder upon written or oral request to:

Action Products International, Inc.

Attn.: Secretary

1101 North Keller Road, Suite E

Orlando, Florida 32810

Phone: (407) 660-7200

Email: investor@apii.com

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who is entitled to vote at the meeting?

Only holders of record of our common stock, par value $0.001, at the close of business on September 15, 2008, the record date for the meeting, are entitled to notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will consider and vote on the following matters:

•	election of five members to serve as our Board of Directors until the 2009 Annual Meeting of Shareholders;

•	approval of the adoption of our 2008 Long Term Equity Incentive Plan; and

•	approval of an amendment to our Articles of Incorporation to increase our authorized common stock from 15 million shares to 25 million shares.

The shareholders will also act on any other business that may properly come before the meeting.

What are the voting rights of the holders of common shares?

As of the close of business on September 15, 2008, the record date, we had 5,929,100 shares of common stock outstanding. Each common share is entitled to one vote on each matter on which it may vote. With respect to the election of directors, holders of common shares, voting as a class, will elect all of the Directors Other than our common shares, we have no other outstanding securities entitled to vote on the matters to be voted at the meeting.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions below.

How can I vote?

You can vote in one of two ways. You can vote by mail or you can vote in person at the meeting.

You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Can I change my vote after I have mailed my proxy card?

Yes, you can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our secretary a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.”

If your shares are held in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date, September 15, 2008, in order to be admitted to the meeting. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy card from the holder of record.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the common shares issued, outstanding and entitled to vote at the meeting are present in person or by proxy.

Common shares represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

Election of Directors. The five nominees receiving the highest number of votes cast at the meeting by the common shareholders will be elected as the Directors, regardless of whether that number represents a majority of the votes cast. Shareholders do not have a right to cumulate votes for election of directors.

Approval of adoption of our 2008 Long Term Equity Incentive Plan. The affirmative vote of a majority of the total number of votes cast at the meeting by the holders of common stock is needed to approve the adoption of our 2008 Long Term Equity Incentive Plan.

Approval of amending our Articles of Incorporation to increase our authorized capital stock. The affirmative vote of a majority of the issued and outstanding common stock is needed to amend our Articles of Incorporation to increase our authorized common stock.

Other matters. The affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve other matters to be voted on at the meeting.

How will votes be counted?

Each common share will be counted as one vote according to the instructions contained on a proper proxy card or on a ballot voted in person at the meeting. Shares will not be voted in favor of a matter, and will not be counted as voting on a matter, if either the record holder abstains from voting on a particular matter or are broker non-votes. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

Who will count the votes?

The votes will be counted, tabulated and certified by a local notary public office, to be designated by our Board of Directors prior to the meeting. We expect that a representative of Moore Stephens Lovelace, P.A. will serve as the Inspector of Elections.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or there is a contested election for the Board of Directors.

How does the Board of Directors recommend that shareholders vote on the proposals?

The Board of Directors recommends that shareholders vote:

•	for the election of the five nominees to serve as the Board of Directors;

•	for the adoption of our 2008 Equity Plan; and

•	for the approval of an amendment to our Articles of Incorporation to increase our authorized capital stock.

Will any other business be conducted at the meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the meeting. If any matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

The presiding officer at the meeting will determine how business at the Annual Meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our bylaws will be considered.

Only a natural person present at the Annual Meeting who either is a shareholder or is properly acting on behalf of a shareholder may make a motion or second a motion. A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

Where can I find the voting results?

We will report the voting results in our quarterly report on Form 10-Q for the third quarter of 2008, which we expect to file with the Securities and Exchange Commission in November 2008.

How and when may I submit a shareholder proposal for the 2009 Annual Meeting of Shareholders?

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2009 Annual Meeting of Shareholders, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, we must receive your shareholder proposal intended for inclusion in the proxy statement for the 2009 Annual Meeting of Shareholders at our principal corporate offices in Orlando, Florida as set forth below no later than January 31, 2009.

If a shareholder wishes to present a proposal before the 2009 Annual Meeting of Shareholders, but does not wish to have the proposal considered for inclusion in the proxy statement and proxy card, the shareholder must also give written notice to us at the address noted below. The required notice must be received by us at least sixty days prior to such meeting. If a shareholder fails to provide timely notice of a proposal to be presented at the 2009 Annual Meeting of Shareholders, the proxies designated by our Board of Directors will have discretionary authority to vote on that proposal. Any proposals or notices should be sent to:

Action Products International, Inc.

Attn: Secretary

1101 North Keller Road, Suite E

Orlando, Florida 32810

Phone: (407) 660-7200

Email: investor@apii.com

What are the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expense of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone by our directors, officers or employees who will receive no additional compensation for such services.

How can I obtain an Annual Report on Form 10-KSB?

If you would like a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2007, we will send you one without charge. Please contact:

Action Products International, Inc.

Attn: Secretary

1101 North Keller Road, Suite E

Orlando, Florida 32810

Phone: (407) 660-7200

Email: investor@apii.com

Whom should I contact if I have any questions?

If you have any questions about the annual meeting or your ownership of our common shares, please contact the office of our secretary, at the address or telephone number listed above.

What is “householding” of annual meeting materials?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number:

Action Products International, Inc.

Attn: Secretary

1101 North Keller Road, Suite E

Orlando, Florida 32810

Phone: (407) 660-7200

Email: investor@apii.com

If you want to receive separate copies of the proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

PROPOSALS

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board has nominated for election at the meeting a slate of five nominees to serve as Directors – Neil Swartz, Ronald S. Kaplan, Scott Runkel, Ann E.W. Stone, and Cecilia Sternberg. Each of Messrs. Swartz, Kaplan and Runkel and Ms. Stone and Ms. Sternberg are currently serving on the Board.

The directors are to be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. In the unanticipated event that any nominee for director should become unavailable, it is intended that all proxies will be voted for such substitute nominee as may be designated by the Board of Directors.

The following paragraphs provide information as of the date of this proxy statement about each nominee for the Board of Directors. The information presented includes information each director has given us about the director’s age, all positions the director holds with us, the director’s principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director serves as a director. Information about the number of common shares beneficially owned by each director, directly or indirectly, as of September 15, 2008, appears under the heading “Security Ownership of Management.” There are no family relationships among any of our directors and executive officers.

Nominees for Directors

Neil Swart, Chairperson, Chief Executive Officer. Neil Swart has served as our Board’s Chairperson and our company’s Chief Executive Officer since September 2008. From 2002 to August 2005, Mr. Swartz served on our Board of Directors. During his tenure on our Board, Mr. Swartz served as a member of our Board’s Nominating and Audit Committees. Mr. Swartz combines extensive entrepreneurial and capital recruitment experience with a firsthand knowledge of a variety of established and growth business sectors. Mr. Swartz is a CPA and earned a BS degree from Northeastern University in accounting. He started his career as a Certified Public Accountant for a prestigious top four accounting firm and was a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Mr. Swartz’ additional business experience includes terms as Managing Director of a Mergers & Acquisition firm. Prior to that he ran an investment-banking company that worked with high growth companies preparing to go public, as well as initially providing them capital. From 1989 to 1998, he was Chief Executive Officer and was also Chairperson from 1994 to 1998 of Microleague Multimedia, Inc. a Nasdaq-listed software company.

Ronald S. Kaplan, Director, President, Chief Operating Officer. Ronald Kaplan has served as our company’s Chief Executive Officer since 1996, Chairperson since November 2005 and Chief Financial Officer from September 2006 to November 2007. He is the son of our company’s Founder, Judith Kaplan, and Warren Kaplan, who was the former Chairperson. Prior to becoming our Chief Executive Officer, Mr. Kaplan was President and Chief Operating Officer of Logo America, an apparel and promotional products sales and manufacturing business. Prior to then, Mr. Kaplan’s professional experience includes retail store operations, wholesale sales, marketing, purchasing and service in the United States Army where he held a secret clearance level. Mr. Kaplan’s experience also includes several corporate divestitures and acquisitions. Mr. Kaplan also serves on the Board of Trustees of the Orlando Science Center, and on the Board of Directors of the American Specialty Toy Retailers Association.

Scott Runkel, Director. Scott Runkel, a member of our Board of Directors since 2002, is the Chief Financial Officer of Gencor Industries Inc. (GENC: NASDAQ-GM), a $75 million leading manufacturer of heavy machinery used for the production of highway construction materials, based in Orlando, Florida. Mr. Runkel has over 30 years experience as a financial executive. Previously Mr. Runkel was an Audit Partner and Director of Entrepreneurial Services at Ernst & Young. He was also a partner and co-founder of Curry & Runkel Financial Services, a firm specializing in financing and consulting for privately owned businesses. He received his B.A. degree in accounting from the University of Wisconsin-Oshkosh, and is a CPA. Mr. Runkel chairs our audit committee.

Ann E. W. Stone, Director. Ann E. W. Stone, a member of our Board of Directors since 2004, is the founder and president of The Stone Group, a nationally recognized and award-winning direct marketing business. She serves on the board of The Washington Center (Women as Leaders) and the National Women’s History Museum, among others. She is also active in the National Association of Women Business Owners, Alexandria Society for the Preservation of Black Heritage, and the Animal Welfare League. A graduate of George Washington University, with a double major in history and communications, Ms. Stone did graduate work in corporate finance and management at the Wharton School of Business consortium. Ms. Stone chairs our nominating committee and serves on our audit committee.

Cecilia Sternberg, Director. Cecilia Sternberg, a member of our Board of Directors since 2007, has more than 30 years’ experience in the gifts and crafts business. In the 1970s she founded Sunburst Guild, a retail establishment of local craft and art. Ms. Sternberg was a partner and President of Cal Sternberg & Associates sales agency, where, during her tenure, sales increased from $5 million to $23 million. From 1983 to 1988, she served as a consultant for Sony Corporation’s of Japan’s Gift Division where she was responsible for developing products suitable for the gift industry in the United Sates and European markets. In 1989, Ms. Sternberg founded and is the owner and president of Accord, Inc., dba Compass marketing, a gift manufacturing company. Ms. Sternberg serves on numerous advisory boards within the gifts and crafts business. Ms. Sternberg serves on our nominating and audit committees.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” FOR THE FIVE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

PROPOSAL 2 – APPROVAL OF ADOPTION OF

THE 2008 LONG-TERM EQUITY INCENTIVE PLAN

Shareholders are being asked to approve the adoption of our 2008 Long-Term Equity Incentive Plan (the “2008 Plan”). Our Board of Directors approved the 2008 Plan on September [date], 2008, to be effective upon shareholder approval. Below is a summary of the principal provisions of the 2008 Plan, which summary is qualified in its entirety by reference to the full text of the 2008 Plan, as attached hereto as Appendix A.

Summary of 2008 Plan

Purpose of the 2008 Plan

The purpose of the 2008 Plan is to promote the long-term growth and profitability of our company by providing additional incentive for directors, officers, employees and consultants to further the growth, development and financial success of our company and its subsidiaries by personally benefiting through the ownership of our company’s capital stock or other rights which recognize such growth, development and financial success. Our Board of Directors also believes that the 2008 Plan will enable us to obtain and retain the services of directors, employees and consultants who are considered essential to our long-range success by offering them an opportunity to own stock and other rights that reflect our company’s financial success.

Securities Subject to the 2008 Plan

The aggregate number of common shares reserved for issuance pursuant to incentive or non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, deferred stock units and performance awards will be equal to 1,100,000. The closing share price for our common stock on the Nasdaq Capital Market on September 15, 2008 was $1.35.

Administration of the 2008 Plan

A compensation committee of the Board of Directors will be the administrator of the 2008 Plan unless the Board of Directors assumes authority for administration, or, if there is no compensation committee of the Board of Directors, then the Board of Directors shall act as the administrator of the 2008 Plan. A compensation committee must consist solely of two or more non-employee directors. The administrator has the power to:

•	select persons to participate in the 2008 Plan,

•	determine the form and substance of grants made under the 2008 Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made,

•	certify that the conditions and restrictions applicable to any grant have been met,

•	modify the terms of grants made under the 2008 Plan,

•	interpret the Plan and grants made thereunder,

•	make any adjustments necessary or desirable in connection with grants made under the 2008 Plan to eligible participants located outside the United States and

•	adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate.

Awards Under the 2008 Plan

The 2008 Plan provides that the administrator may grant or issue incentive or non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance awards, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Incentive Stock Options (“ISOs”) will be designed to comply with the applicable provisions of, and will be subject to certain restrictions contained in, the Internal Revenue Code of 1986, as amended (the “Code”). Among such restrictions, ISOs must have an exercise price not less than the fair market value of our company’s common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and generally must be exercised within ten years after the date of grant. ISOs may be subsequently modified and such modification may disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted in excess of $100,000 are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our company’s classes of stock (a “10% Owner”), the 2008 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Nonqualified Stock Options (“NQSOs”) will provide for the right to purchase our company’s common stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

Stock appreciation rights may be granted in connection with stock options or other awards, or separately. SARs granted by the administrator in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our company’s common stock over the exercise price of the related option or other awards. The exercise price of each SAR shall not be less than 100% of the fair market value of the underlying common stock on the date of grant, and other terms, conditions and restrictions may be imposed by the administrator in the SAR agreements. The administrator may elect to pay SARs in cash, in shares of common stock, or in a combination of both. The 2008 Plan would also permit the administrator to cause outstanding options to be converted into SARs if this could be accomplished without adverse accounting treatment.

Restricted stock may be granted and made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be repurchased by our company at the original purchase price if the conditions or restrictions of the sale or grant are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2008 Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Restricted stock units may be awarded to participants, subject to vesting conditions based on performance criteria established by the administrator. A restricted stock unit participant may, under certain circumstances, elect deferral of restricted stock units so that delivery of common stock will occur at the end of the deferral period set forth in the participant’s deferral election notice.

Performance awards may be granted by the administrator based upon, among other things, the contributions, responsibilities and other compensation of the grantee. Generally, these awards will be based on specific performance criteria and may be paid in cash or in shares of common stock, or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of our company’s common stock over a predetermined period. Performance awards may also include bonuses granted by the administrator, which may be payable in cash or in shares of common stock, or in a combination of both.

Grant and Terms of Awards

Directors, Officers, Employees and Consultants

The administrator shall have the authority under the 2008 Plan to determine

•	which directors, officers, employees and consultants that should be granted awards,

•	the number of shares to be subject to awards granted to selected directors, officers, employees and consultants, and

•	the terms and conditions of the awards, including whether option grants are ISOs or NQSOs and whether awards qualify as performance-based compensation.

The administrator may not grant an ISO under the 2008 Plan to any 10% Owner unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only our directors, officers and employees may be granted ISOs under the 2008 Plan. Directors, officers, employees and consultants may receive all other awards under the 2008 Plan. The 2008 Plan provides for grants of options to any director that is a non-employee director, the terms and conditions of which may be made pursuant to a policy adopted by the Board of Directors in the future.

Pricing

The exercise or purchase price, if any, for the awards granted under the 2008 Plan will be specified in each award agreement. The exercise price for options granted under the 2008 Plan shall not be less than the fair market value for a common share subject to such option on the date the option is granted as specified in the 2008 Plan. In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of a common share subject to such option on the date the option is granted.

For purposes of the 2008 Plan, the fair market value of a common share as of a given date shall be the closing trading price for a common share as reported by Nasdaq on the trading day immediately preceding the grant date.

Term of Awards

The term of any award granted under the 2008 Plan shall be set by the administrator in its discretion; however, the term of options granted under the 2008 Plan shall not be more than 10 years from the date or grant, or if such option is granted to a 10% Owner, five years from the date of the grant. Generally, an award granted to a director, officer, employee or consultant may only be exercised or purchased while such person remains a company director, officer, employee or consultant, as applicable. However, the administrator may, in the award agreement related to an award provide that such outstanding award may be exercised subsequent to the termination of employment, directorship or the consulting relationship, except, in the case of ISOs as limited by the requirements of Section 422 of the Code.

Vesting of Awards

Each award agreement will contain the period during which the right to exercise or purchase the award in whole or in part vests in the participant, or the period during which forfeiture restrictions upon such award lapse. At any time after the grant of an award, the administrator may accelerate the period during which such award vests or forfeiture restrictions lapse. Generally, no portion of an award which is unexercisable at a participant’s termination of directorship or employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the administrator either in the agreement or by action following the grant of the award.

Exercise of Options/Purchase of Awards

An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole common shares may be purchased. An option may be exercised by delivering to our company’s corporate secretary a written notice of exercise on a form provided by us, together with full cash payment for the shares in the form of cash or a check payable to our company in the amount of the aggregate option exercise price. However, the administrator may in its discretion and subject to applicable laws, allow payment through the delivery of common shares, allow payment through the delivery of property of any kind which constitutes good and valuable consideration, or allow an optionee to place a market sell order with a broker with respect to common shares then issuable on exercise of the option, directing the broker to pay a sufficient portion of the net proceeds of the sale to our company in satisfaction of the option exercise price.

Restricted stock and other stock-based awards may be purchased by participants at various prices or granted with no purchase price, subject to such restrictions as may be determined by the administrator.

SARs may be exercisable as determined by the administrator and may be exercised in cash or common shares, or a combination thereof, as determined by the administrator. In the event SARs are exercised using common shares, the restrictions described above for the exercise of options using common shares shall apply.

Eligibility

Our company’s employees, consultants and directors are eligible to receive awards under the 2008 Plan. As of September 15, 2008, we had approximately 29 employees and three executive officers. We currently have five directors, three of whom are independent directors. The administrator determines which of our officers, employees, consultants and directors will be granted award. No employee or consultant is entitled to participate in the 2008 Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the administrator may participate in the 2008 Plan.

Transferability of Awards

Awards generally may not be sold, pledged, transferred, or disposed of in any manner other than pursuant to certain court orders with the administrator’s consent or by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such transferees to whom they have been transferred pursuant to court order with the administrator’s consent.

Changes in Capital Structure

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to the stockholders or any other change affecting the common stock, the administrator will make appropriate adjustments in the number and type of shares of stock subject to the 2008 Plan, the terms and conditions of any award outstanding under the 2008 Plan, and the grant or exercise price of any such award. In the event of a change in control, the vesting of each outstanding award will generally shall accelerate (i.e., become exercisable immediately in full) if the participant is terminated without cause.

Amendment and Termination of the 2008 Plan

The Board of Directors may, without stockholder approval, amend or terminate the 2008 Plan; however, stockholder approval is required for an amendment that is otherwise required by law or Nasdaq.

The Board of Directors may terminate the 2008 Plan at any time. The 2008 Plan will be in effect until terminated by the Board of Directors or September [date], 2018. Except as indicated above, the Board of Directors may also modify the 2008 Plan from time to time.

Federal Income Tax Consequences Associated with the 2008 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2008 Plan. The summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. The summary is based on the assumption that the awards granted under the 2008 Plan will either comply with or not be subject to provisions of Section 409A of the Code, a provision governing specified deferred compensation arrangements. This summarized tax information is not tax advice.

Non-Qualified Stock Options

For federal income tax purposes, if an optionee is granted NQSOs under the 2008 Plan, the optionee will not have taxable income on the grant of the option, nor will our company be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and our company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options

There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and our company will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. Our company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights

No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. Our company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Restricted Stock Units

An employee to whom restricted stock or restricted stock units are issued generally will not recognize taxable income upon such issuance and our company generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and our company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and our company will be entitled to a deduction for the same amount. With regard to restricted stock units, when such restricted stock units vest and stock is issued to the participant, the participant generally will recognize ordinary income and our company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and our company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and our company will be entitled to a corresponding deduction.

Section 162(m) of the Code

In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2008 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” APPROVAL OF ADOPTION OF THE 2008 PLAN.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO OUR ARTICLES OF

INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

Our Board of Directors approved an amendment to our company’s Amended and Restated Articles of Incorporation, to increase the number of authorized shares of common stock to 25,000,000. We currently have authorized capital stock of 15,000,000 shares of common stock, of which approximately 5,929,100 shares of common stock are outstanding as of September 15, 2008, and 10,000,000 shares of preferred stock, of which 500,000 shares of preferred stock have been designated as Series A Preferred Stock. This proposal will not increase the authorized preferred stock. Our Board believes that the increase in authorized common stock would provide us greater flexibility with respect to our company’s capital structure for purposes including additional equity financings and stock based acquisitions.

The terms of the additional authorized shares of common stock will be identical to those of the currently authorized shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of our company, the issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

Potential Effect of Increase

The increase in the number of authorized but unissued shares of common stock would enable us, without further shareholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of common stock could have a number of effects on our company’s shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of our company more difficult. For example, additional shares could be issued by us that may dilute the stock ownership or voting rights of persons seeking to obtain control of our company, even if the persons seeking to obtain control of our company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with our company’s management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of our company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Shareholders should recognize that, if this proposal is approved, they will own a smaller percentage of shares with respect to the total authorized shares of our company, than they presently own, and will be diluted as a result of any issuances of capital stock by our company in the future.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are proposed to be authorized.

The proposed amendment to our Amended and Restated Articles of Incorporation is set forth in Appendix B.

Description of Securities

Common Stock

Our company is currently authorized to issue 15,000,000 shares of common stock, $.001 par value per share, of which as of September 15, 2008, 5,929,100 shares of common stock are outstanding and 7,539,400 shares of common stock are reserved for future issuance upon exercise of outstanding warrants and options and conversion of convertible preferred stock. All outstanding shares of common stock are, and all shares of common stock to be outstanding pursuant to the issuance of common stock underlying outstanding warrants, options and convertible preferred stock will be, validly authorized and issued, fully paid and nonassessable.

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. Subject to the preferential dividend rights applicable to shares of any series of preferred stock, the holders of shares of common stock shall be entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In the event of any voluntary or involuntary liquidation, dissolution or winding up of our company, after distribution in full of the preferential amounts to be distributed to the holders of shares of the preferred stock, the holders of shares of common stock shall be entitled to receive all of the remaining assets of our company available for distribution to our shareholders, ratably in proportion to the number of shares of the common stock held by them. Holders of common stock have no preemptive rights and have no rights to convert their common stock into any other securities.

Preferred Stock

Our company is currently authorized to issue up to 10,000,000 shares of preferred stock, $.001 par value per share. As described below under “Series A Preferred Stock”, 500,000 shares of preferred stock have been designated Series A Preferred Stock. No other preferred stock has been designated nor is issued or outstanding as of the date hereof. The preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by shareholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion rights and redemption rights. All shares of preferred stock of any one series shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be payable, and if cumulative, shall accumulate.

Shares of any series of preferred stock that shall be issued and thereafter acquired by our company through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange or otherwise, shall upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of preferred stock and may be reissued as part of such series or as part of any other series of preferred stock. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any series of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and appropriate filing and recording to the extent required by law. In case the number of shares of any such series of preferred stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of preferred stock, undesignated as to series.

Series A Preferred Stock

On August 22, 2008, our Board designated 500,000 shares of Series A Preferred Stock. Each share of Series A Preferred Stock is convertible at the option of the holder into one share of our common stock, subject to adjustment for stock dividends, subdivisions, reclassifications combinations or similar type events. The Series A Preferred Stock has no preferred dividend or distribution rights and is entitled to share in dividends and distributions on as “as-converted” basis with common stockholders. The Series A Preferred Stock has no voting rights other than as required by law.

On August 25, 2008, our company entered into a Securities Purchase Agreement with Sizer Capital Partners LP. Pursuant to the Securities Purchase Agreement, the investor will acquire, on or before September 22, 2008, 500,000 shares of newly-authorized Series A Preferred Stock for an aggregate purchase price of $500,000. If the investor does not deliver the $500,000 purchase price by September 22, 2008, then we may either enforce the agreement or exercise our right to the return of 250,000 escrowed common shares issued as part of the acquisition of B.E. Overseas Investment Group, LLC in August 2008. As of September 18, 2008, this transaction has not been completed.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK.

EXECUTIVE OFFICERS AND DIRECTORS

Officers and Directors

The following sets forth the names and ages of the executive officers and directors of our company as of September 15, 2008, their respective principal occupations or employment during the past five years, and the period during which each has served as a director our company.

Name	Age	Position
Neil Swartz	46	Chief Executive Officer/Chairperson

Ronald S. Kaplan	42	President/Chief Operating Officer/Director

Robert Burrows	53	Chief Financial Officer

Scott Runkel	60	Director

Ann E. W. Stone	55	Director

Cecile Sternberg	57	Director

Each member of the Board of Directors serves for a one-year term expiring at the 2008 Annual Meeting of Shareholders. We accepted the resignation of Richard Malagodi as President on January 30, 2008. All officers serve at the discretion of the Board of Directors.

Neil Swartz, Chairperson of the Board, Chief Executive Officer. See “Proposals – Election of Directors – Nominees for Directors”

Ronald S. Kaplan, President/Director. See “Proposals – Election of Directors – Nominees for Directors”

Robert Burrows, Chief Financial Officer. Robert Burrows has served as Chief Financial Officer since November 2007. Mr. Burrows has extensive experience, with both public and private companies, as chief financial and accounting officer. From February 2006 to September 2007, he served as Chief Financial Officer of FDN Communications, a provider of facilities-based, business-class communications services in the Southeastern United States. From March 2005 to February 2006, Mr. Burrows served as Chief Financial Officer, Secretary of LightPath Technologies, Inc., a manufacturer of optical materials and components to manipulate light. From July 2001 to March 2005, he was Action Products International’s Chief Financial Officer and Secretary. From 1999 to 2001, Mr. Burrows was Chief Financial Officer of Lawgic Publishing, a venture funded internet application service provider of intelligent legal software. Prior to joining Lawgic Publishing, he held various financial and operational positions with companies such as General Electric, Lockheed Martin and HBO & Co. Mr. Burrows earned a Masters of Business Administration from the Rollins College Crummer School of Business and a Bachelor of Science in accounting and finance from the University of Virginia.

Scott Runkel, Director. See “Proposals – Election of Directors – Nominees for Directors”

Ann E. W. Stone, Director. See “Proposals – Election of Directors – Nominees for Directors”

Cecilia Sternberg, Director. See “Proposals – Election of Directors – Nominees for Directors”

Board of Directors Meetings

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our company’s overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of our company and, in so doing, serve the best interests of our company and our shareholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to shareholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on our company. Management keeps the directors informed of our company’s activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors met six times in 2007 and executed two actions by unanimous written consent. We do not require any director to attend the annual shareholders meeting, although we strongly encourage our board members to attend and reimburse our directors for their reasonable out-of-pocket costs to attend. Each of Messrs. Kaplan and Runkel, Ms. Stone and Ms. Sternberg attended the 2007 Annual Meeting of Shareholders.

Committees of the Board of Directors

The Board has two standing committees – the Audit Committee and the Nominating Committee. The Audit and Nominating committees have charters that have been approved by the Board and are included as appendices to our proxy statement for our 2007 Annual Meeting of Shareholders filed with the SEC on May 15, 2007. Each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. They do not participate in any meeting at which their compensation is evaluated. All members of the Audit Committee and Nominating Committee are non-employee directors. Current members of the committees are named below:

Audit Committee	Nominating Committee
Scott Runkel, CPA (chair)	Ann E. W. Stone (chair)
Ann E. W. Stone	Cecilia Sternberg
Cecilia Sternberg

Our Board determined that matters of executive and director compensation are determined by all of the independent directors and terminated the compensation committee in 2007. Our Board determined that creating a separate compensation committee would be duplicative of the work performed by our independent directors. Several factors were considered in this determination:

•	the small size of our Board of Directors, five, a majority of which are independent,

•	the small number of our executive officers, currently three, and

•	the fact that only two executive officers have a long term contract.

As a result, all of our independent directors participate in the determination of executive and director compensation. Our executive officers may make recommendations to our independent directors concerning executive and director compensation.

Audit Committee

The current members of the Audit Committee are Mr. Runkel, Ms. Sternberg and Ms. Stone. Ms. Sternberg was appointed to the Audit Committee on May 31, 2007. Each of Mr. Runkel, Ms. Sternberg and Ms. Stone qualifies as an “audit committee financial expert” under the rules of the SEC. Each of Mr. Runkel, Ms. Stone and Ms. Sternberg is an “independent director” under the rules of the Nasdaq Stock Market governing the qualifications of the members of audit committees. In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and that each of Mr. Runkel, Ms. Stone and Ms. Sternberg has accounting and/or related financial management expertise as required under the rules of the Nasdaq Stock Market. None of Mr. Runkel, Ms. Stone or Ms. Sternberg serves on the audit committees of any other public companies. The responsibilities of the Audit Committee and its activities during 2007 are described in the Audit Committee Report contained in this proxy statement. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee operates under a written charter adopted by the Board of Directors and must review the appropriateness of its charter and perform a self-evaluation at least annually. The Audit Committee is charged with exercising the power and authority of the Board of Directors in the administration and review of:

•	the quality and integrity of our company’s financial statements,

•	compliance by our company with regulatory requirements, and

•	selection, independence and performance of our company’s external and internal auditors.

During 2007, the Audit Committee met four times including telephonic attendance by some members. Each member serving on the committee attended all of such meetings.

Nominating Committee

The current members of the Nominating Committee are Ann E. W. Stone and Cecilia Sternberg. The Board has determined that each of Ms. Stone and Ms. Sternberg is independent as defined under the rules of the Nasdaq Stock Market. The purpose of the Nominating Committee is to identify individuals qualified to become Board members, recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of shareholders, and oversee the evaluation of the Board.

The Nominating Committee may consider candidates recommended by our company’s shareholders as well as from other sources such as other directors and officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our company’s industry, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our company’s shareholders. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources. If a shareholder wishes to nominate a candidate to be considered for election as a director at the 2009 Annual Meeting of Shareholders using the procedures set forth in our company’s Bylaws, it must follow the procedures described in “Shareholder Communications and Nominations for Directors” elsewhere in this proxy statement. If a shareholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, he or she should submit any pertinent information regarding the candidate to the attention of:

Ann E. W. Stone

Chairperson of the Nominating Committee

Action Products International, Inc.

1101 North Keller Rd. Suite E

Orlando, FL 32810

The Nominating Committee did not meet during 2007 nor did it meet prior to the full Board selecting the nominees for election to the Board of Directors at this 2008 Annual Meeting of Shareholders. The Nominating Committee operates under a written charter adopted by the Board of Directors.

Audit Committee Report

The following is the report of the Audit Committee of the Board of Directors of Action Products International, Inc. (the “Company”) describing its review of materials and determinations with respect to the Company’s financial statements and auditors for the fiscal year ended December 31, 2007. The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors, reviews the Company’s financial disclosures, and meets privately, outside the presence of management, with the Company’s independent auditors to discuss the Company’s internal accounting control policies and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to the Board of Directors. The Audit Committee also selects and appoints the Company’s independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and reviews the independent auditors’ fees.

The Audit Committee held four meetings during 2007. The meetings were designed to facilitate and encourage communication between members of the Audit Committee and management as well as private communication between the members of the Audit Committee and the Company’s independent auditors, Moore Stephens Lovelace, P.A.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors (i) the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU§380), and (ii) the auditors’ independence from the Company and its management, including the matters in the written disclosures the Audit Committee received from the auditors as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and considered the compatibility of the provision of non-audit services by the independent auditors with the auditors’ independence.

Based on its review of the audited financial statements and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2007.

Scott Runkel, Chair
Ann E. W. Stone
Cecilia Sternberg

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our company’s directors and executive officers, and persons who own more than ten percent of our company’s outstanding common shares to file with the SEC and Nasdaq initial reports of ownership and reports of changes in ownership of common shares. Such persons are required by the SEC regulations to furnish our company with copies of all such reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to our company, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent beneficial owners were timely filed and current.

Code of Conduct

We have adopted a code of conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The text of the code is available upon request. Written requests should be addressed to Action Products International, Inc., Attn: Secretary, 1101 North Keller Rd., Suite E, Orlando, Florida 32810, or telephone (407) 660-7200.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the aggregate compensation paid to the company’s Chief Executive Officer (the “Principal Executive Officer”) and the two most highly compensated executive officers who were paid $100,000 or more during the 2007 fiscal year and the two most highly compensated non-executive officers who were paid $100,000 or more during the 2007 fiscal year (the “Named Executive Officers”). Except as set forth in the table below, no bonuses or other compensation was paid during the 2007 and 2006 fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary	Option Awards	All Other Compensation	Total

Ronald S. Kaplan Chief Executive Officer (Principal Executive Officer) (1)	2007	$160,000	—	$10,600	$170,600
	2006	$145,100	—	—	$145,100

Richard Malagodi President & Chief Operating Officer (2)	2007	$126,900	—	—	$126,900
	2006	—	—	—	—

(1)	Mr. Ron Kaplan’s All Other Compensation includes value of use of automobile and payout of earned unused vacation.
(2)	Mr. Malagodi resigned as President in January 2008.

Equity Awards

To increase the officers, key employees and consultants interest in our company and to align their interests more closely with the interests of our company’s shareholders, the Board of Directors adopted an option plan called the “1996 Stock Option Plan” (the “Plan”) on May 28, 1996, as amended as of April 27, 2004 and March 2, 2005. The Plan as originally adopted and as amended as of April 27, 2004 was subsequently ratified by a majority vote of our company’s shareholders.

Under the Plan, our company has reserved an aggregate of 1,400,000 common shares for issuance pursuant to options granted under the Plan. Plan Options are either options qualifying as incentive stock options or options that do not qualify - non-qualified options. Any incentive option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant. The exercise price of non-qualified options shall be determined by the Board of Directors or a committee of the Board but shall in no event be less than 75% of the fair market value of the underlying shares on the date of the grant. As of December 31, 2007, there were 9,000 incentive options and 195,000 non-qualified options existing under the Plan. All of the options were granted at or above fair market value as of the date of grant.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth the outstanding equity awards at December 31, 2007 for the Named Executive Officers in the Summary Compensation Table:

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Ronald S. Kaplan	—	—	$—	—
Richard Malagodi	—	—	$—	—

Overview of Executive Compensation

We do not have an employment agreement with any of the executive officers named in the Summary Compensation Table. With the exception of Mr. Swartz and Mr. Burrows noted below, employment may terminate at any time without severance. All are entitled to the standard benefits available to all employees and have executed our company’s nondisclosure and noncompete agreement, which all of our employees are obligated to sign, that provides that each employee will not compete with us during their employment and to always keep confidential our trade secrets and other confidential information.

Ronald Kaplan, our Chief Executive Officer, receives an annual base salary of $160,000 plus the value of the use of an automobile and the payout of unused vacation. We do not have an employment contract with Mr. Kaplan.

Richard Malagodi our President and Chief Operating Officer from February, 2007 through January, 2008, received an annual base salary of $150,000.

In addition to the above named executive officers, we paid salary of $20,800 to Robert Burrows, who became our Chief Financial Officer in November, 2007. Under the terms of his employment agreement Mr. Burrows will receive an annual base salary of $180,000. In addition, Mr. Burrows is entitled to a bonus of $27,500 if we complete a business acquisition from now through November 5, 2008. Mr. Burrows will also be entitled to a bonus up to $62,500 based on our revenues during 2008. The bonus is $22,500 if our revenues exceed $7.5 million, $45,000 if our revenues exceed $8.5 million and $62,500 if our revenues exceed $9.5 million. However, if we complete a business acquisition between now and the end of 2008, Mr. Burrows will only receive the $62,500 bonus if our revenues for 2008 exceed $10 million. After 2008, Mr. Burrows will be entitled to an annual performance bonus of up to one-half of his base salary as determined by the board. In addition, Mr. Burrows received a restricted stock grant of 225,000 common shares, of which 31,250 shares vest each quarter during 2008 and 25,000 shares vest each quarter during 2009. Mr. Burrows has the right to put back such number of shares each quarter to meet his federal income tax liability with respect to such restricted stock. Mr. Burrows and his family will be entitled to participate in our health, disability and other benefits. We will pay for the cost of Mr. Burrows’ and his family’s health and dental benefits.

Compensation of Directors

Directors who are full-time employees of our company receive no additional compensation for services rendered as members of our company’s Board or any committee thereof. Outside independent Directors of our company receive $1,500 per year, and our Audit Committee Chair receives $3,000 per year. Non-employee Directors receive meeting fees of $500 for each Board meeting attended in person, and $250 for each Board meeting attended telephonically. In addition, from time to time our company may grant incentive stock options with an exercise price greater than the market value of the underlying shares to the directors for services rendered while serving on the Board. In the past, outside directors have been granted 10,000 shares under the Stock Option Plan for each year of service on the Board at an exercise price above the market value of the shares as listed at the time of the grant.

As of February 1, 2008, outside independent Directors of our company receive $2,500 per year, and our Audit Committee Chair receives $4,000 per year. Non-employee Directors receive meeting fees of $500 for each Board meeting attended in person, and $250 for each Board meeting attended telephonically, they will also receive $250 for each committee meeting. Option grants will be awarded on June 30 of each fiscal year. Grants will be 15,000 for each director with an exercise price the greater of 10% above current market price or $1.50 per share.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Scott Runkel	$5,500	$—	$5,500
Ann E. W. Stone	$3,750	$—	$3,750
Cecilia Sternberg	$2,125	$—	$2,125

(1)	Option awards outstanding at December 31, 2007 were 30,000 for Mr. Runkel, 10,000 for Ms. Stone.

Employment Agreements

Neil Swartz, Chief Executive Officer

We have an employment agreement with Neil Swartz, our Chief Executive Officer and Chairperson of the Board. Pursuant to the employment agreement, dated August 25, 2008, Mr. Swartz commenced serving as our Chief Executive Officer effective September 2, 2008.

Pursuant to the terms of the Employment Agreement, Mr. Swartz will receive an annual base salary of $160,000. Mr. Swartz will be entitled to an increase of $30,000 in his annual salary if our company achieves net cash inflow of at least $750,000 per quarter for two consecutive quarters commencing with the quarter ending December 31, 2008. Mr. Swartz will be entitled to an increase of $30,000 in his annual salary if our company achieves actual or pro forma annual revenue of at least $12,000,000. Mr. Swartz will be entitled to an increase of $30,000 in his annual salary if our company achieves actual or pro forma annual net profits of at least $500,000. The Board’s compensation committee, or if no such committee exists, the Board may authorize bonuses for Mr. Swartz. Mr. Swartz’ salary shall be accrued but not paid to him unless and until our company receives $1,000,000 cash inflow from any combination of (i) the sale of equity or equity derivative securities and (ii) net cash flow from operations.

Mr. Swartz and his family will be entitled to participate in our company’s health, disability and other benefits. We will pay for the cost of Mr. Swartz’ and his family’s health and dental benefits. Mr. Swartz will also be entitled to participate in our company’s retirement plans provided to our employees generally and he will receive four weeks paid time off, in addition to holidays.

If Mr. Swartz is terminated for “cause” (as defined in his employment agreement) or he quits without “good reason” (as defined in his employment agreement), then we will pay him, in a lump sum, his accrued but unpaid compensation and benefits, including unused vacation time, but any other benefits under his employment agreement shall terminate. If Mr. Swartz is terminated without “cause” or he resigns for “good reason”, then we will pay him, in a lump sum, a cash amount equal to 1.5 times the amount of his base salary plus accrued and unpaid salary and reimbursable expenses, and we will maintain all life, health, accident, and disability plans for one year after the date of termination. Mr. Swartz will not, however, be entitled to severance if he is terminated prior to the end of December 31, 2009. In either case, Mr. Swartz will continue to be bound by the non-disclosure and non-solicitation provisions of our Nondisclosure, Restrictive Covenants and Proprietary Information and Inventions Agreement.

Mr. Swartz may terminate his employment agreement for “good reason” upon a change in control of our company and he is not offered the same or comparable position in the surviving company on substantially the same terms as in his employment agreement, or is offered such position but within 24 months after he accepts such position, his employment is terminated either without cause or for good reason.

If his employment is terminated as a result of his death or permanent disability, then Mr. Swartz or his heirs shall generally be entitled to his accrued but unpaid compensation and benefits, including unused vacation time.

Robert L. Burrows, Chief Financial Officer

We have an employment agreement with Robert L. Burrows, our Chief Financial Officer. Pursuant to the employment agreement, dated November 5, 2007, Mr. Swartz commenced serving as our Chief Executive Officer.

Pursuant to the terms of his employment agreement, Mr. Burrows will receive an annual base salary of $180,000. In addition, Mr. Burrows is entitled to a bonus of $27,500 if we complete a business acquisition from now through November 5, 2008. Mr. Burrows will also be entitled to a bonus up to $62,500 based on our revenues during 2008. The bonus is $22,500 if our revenues exceed $7.5 million, $45,000 if our revenues exceed $8.5 million and $62,500 if our revenues exceed $9.5 million. However, if we complete a business acquisition between now and the end of 2008, Mr. Burrows will only receive the $62,500 bonus if our revenues for 2008 exceed $10 million. After 2008, Mr. Burrows will be entitled to an annual performance bonus of up to one-half of his base salary as determined by the board.

In addition, Mr. Burrows received a restricted stock grant of 225,000 common shares, of which 31,250 shares vest each quarter during 2008 and 25,000 shares vest each quarter during 2009. Mr. Burrows has the right to put back such number of shares each quarter to meet his federal income tax liability with respect to such restricted stock.

Mr. Burrows and his family will be entitled to participate in our health, disability and other benefits. We will pay for the cost of Mr. Burrows’ and his family’s health and dental benefits. Mr. Burrows will also be entitled to participate in our retirement plans provided to our employees generally and he will receive four weeks paid time off, in addition to holidays.

If Mr. Burrows is terminated for “cause” (as defined in his employment agreement) or he quits without “good reason” (as defined in his employment agreement), then (i) we will pay him, in a lump sum, his accrued but unpaid compensation and benefits, including unused vacation time and earned bonus, but any other benefits under his employment agreement shall terminate; and (ii) all of the restricted shares that had not vested prior to such termination shall be forfeited back to our company. If Mr. Burrows is terminated without “cause” or he resigns for “good reason”, then (i) we will pay him, in a lump sum, a cash amount equal to 1.5 times the amount of his base salary plus the proportionate amount of his annual bonus, whether or not the conditions are satisfied plus accrued and unpaid salary and reimbursable expenses; (ii) all of the restricted shares shall vest immediately; and (iii) we will maintain all life, health, accident, and disability plans for one year after the date of termination. In either case, Mr. Burrows will continue to be bound by the non-disclosure and non-solicitation provisions of the Proprietary Information and Inventions Agreement.

Mr. Burrows may terminate the agreement for “good reason” upon a change in control of the company and he is not offered the same or comparable position in the surviving company on substantially the same terms as in his employment agreement, or is offered such position but within 24 months after he accepts such position, his employment is terminated either without cause or for good reason.

If his employment is terminated as a result of his death or permanent disability, then Mr. Burrows or his heirs shall generally be entitled to his accrued but unpaid compensation and benefits, including unused vacation time and earned bonus and all of his restricted shares shall vest immediately.

Other

401(k) Plan. Effective October 3, 1986 our company adopted a Voluntary 401(k) Plan. All employees are eligible for the plan. Previously, employees who had worked for our company for 18 months were currently eligible for a 34% match of their subsequent contributions; however, the match policy was suspended January 1, 2003. Employer contributions vest within three months and all contributions are held in individual employee accounts with an outside financial institution. Our company shares have never been allowed to be invested in the 401(k) plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	204,000	$3.13	629,800
Equity compensation plans not approved by shareholders	None	N/A	N/A
Total	204,000	$3.13	629,800

These securities described in this table were granted solely under our company’s Amended and Restated 1996 Stock Option Plan. See “Equity Awards” above.

OWNERSHIP OF OUR SECURITIES

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding each person known by us to be the beneficial owner of more than 5% of our common shares, excluding persons who are our executive officers, directors or director nominees, as of September 15, 2008. We have only one issued and outstanding class of capital stock, our common shares.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENTAGE OUTSTANDING
Judith Kaplan c/o Action Products International, Inc., 1101 North Keller Road, Suite F, Orlando, Florida 3281	2,058,210	(1)	29.1%
Warren Kaplan c/o Action Products International, Inc., 1101 North Keller Road, Suite F, Orlando, Florida 3281	1,821,068	(2)	26.7%
Financial & Investment Management Group, Ltd. 111 Cass St. Traverse City, MI 49684	1,312,469	(3)	22.1%

(1)	Includes 464,634 shares owned individually and immediately exercisable options to purchase 50,000 shares at $3.00 per share. Also includes exercisable warrants to purchase 616,688 shares at $2.00 per share and includes exercisable warrants to purchase 469,634 at $3.25 per share until January 31, 2009 and $3.75 from February 1, 2009 until December 31, 2011. Ms. Kaplan disclaims beneficial ownership in all 457,254 of her husband’s shares.
(2)	Includes 457,254 shares owned individually and immediately exercisable options to purchase 100,000 shares at $3.00 per share. Also includes exercisable warrants to purchase 327,426 shares at $2.00 per share and includes exercisable warrants to purchase 471,754 shares at $3.25 per share until January 31, 2009 and $3.75 from February 1, 2009 until December 31, 2011. Mr. Warren Kaplan disclaims beneficial ownership in all 464,634 of his wife’s shares.
(3)	According to a Schedule 13G filed on August 22, 2008, Financial & Investment Management Group, Ltd (“FIMG”) is a registered investment advisor managing individual client accounts, the common shares owned by FIMG are held in accounts owned by the clients of FIMG, and FIMG disclaims beneficial ownership of such common shares.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of our common shares as of September 15, 2008. The information in this table provides the ownership information for

•	each of our directors and director nominees,

•	each of our executive officers, and

•	our executive officers, directors and director nominees as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner is c/o Action Products International, Inc., 1101 North Keller Road, Suite F, Orlando, Florida 32810.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENTAGE OUTSTANDING
Ronald S. Kaplan President, Chief Operating Officer and Director	2,525,248	(1)	34.5%
Neil Swartz Chief Executive Officer and Chairperson of the Board	250,000	(2)	4.2%
Robert Burrows Chief Financial Officer	71,716	(3)	1.2%
Scott Runkel Director	55,000	(4)	<1.0%
Ann E.W. Stone Director	50,000	(5)	<1.0%
Cecilia Sternberg Director	10,000	(6)	<1.0%
All Executive Officers and Directors as a Group (6 persons)	2,961,964	(7)	39.8%

(1)	Includes exercisable warrants to purchase 268,416 shares at $2.00 per share and includes exercisable warrants to purchase 1,128,416 at $3.25 per share until January 31, 2009 and $3.75 from February 1, 2009 until December 31, 2011.
(2)	Includes 125,000 shares held in escrow. On August 25, 2008, we acquired all of the membership interests of B.E. Overseas Investment Group, LLC owned 50% by Neil Swartz and 50% by Craig Sizer for an aggregate of 500,000 shares of our common stock. 125,000 shares of common stock were withheld from each of Mr. Swartz and Mr. Sizer and are held in escrow. Pursuant to the terms of the escrow, Mr. Swartz and Mr. Sizer will each receive these escrowed shares if, on or before September 22, 2008, Sizer Capital Partners LP completes its $500,000 investment in our company. If such funds are not received by September 22, 2008, then the escrowed shares shall be returned to our company.
(3)	Includes 68,716 shares owned individually, immediately exercisable warrants to purchase 3,000 shares at $3.25 per share until January 31, 2009 and $3.75 from February 1, 2009 until December 31, 2011. Excludes 131,250 currently unvested shares of stock.
(4)	Includes immediately exercisable options to purchase 20,000 shares at $1.20 per share, 10,000 shares at $2.35 per share, exercisable options to purchase 10,000 shares at $3.33 per share,

exercisable warrants to purchase 5,000 shares at $2.00 per share and exercisable warrants to purchase 5,000 shares at $3.25 per share until January 31, 2009 and $3.75 from February 1, 2009 until December 31, 2011. Excludes currently unexercisable options to purchase 15,000 shares at $1.80 per share.

(5)	Includes immediately exercisable options to purchase 10,000 and 40,000 shares at $3.50 and $1.20 per share respectively. Excludes currently unexercisable options to purchase 15,000 shares at $1.80 per share.
(6)	Includes immediately exercisable options to purchase 10,000 shares at $1.20 per share. Excludes currently unexercisable options to purchase 15,000 shares at $1.80 per share.
(7)	Includes immediately exercisable options to purchase 100,000 shares and exercisable warrants to purchase 1,409,832 shares.

CERTAIN TRANSACTIONS

During 2007 we paid $36,300 to Warren Kaplan and $72,600 to Ronel Management Company, wholly owned by Warren Kaplan, former Chairperson of the Board, and Judith Kaplan, founder and former Board member, for consulting, financing and investment advisory services.

During 2006 we paid $41,900 to Warren Kaplan and $101,300 to Ronel Management Company, wholly-owned by Warren Kaplan, former Chairperson of the Board, and Judith Kaplan, founder and former Board member, for consulting, financing and investment advisory services.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Principal Accounting Fees and Services

Moore Stephens Lovelace, P.A., acted as the principal accountants for our company for the fiscal year most recently completed. We expect representatives of Moore Stephens Lovelace, P.A. to be present at the Meeting, to have an opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. It is also expected that a Moore Stephens Lovelace P.A. representative will serve as the Inspector of Elections.

We paid the following fees to our auditor during 2007 and 2006:

Year Ending	Audit Fees(1)	Audit- Related Fees	Percentage of Audit-Related Services Approved by the Audit Committee	Tax Fees(2)	Percentage of Tax Services Approved by the Audit Committee	All Other Fees(3)	Percentage of All Other Services Approved by the Audit Committee
2007	$69,900	$0	N/A	$11,000	100%	N/A	100%
2006	$76,000	$0	N/A	$12,800	100%	$5,000	100%

(1)	Audit Fees consist of fees for professional services rendered for the audit of our company’s annual financial statements and a review of the interim financial statements included in the quarterly reports and services normally provided by Moore Stephens Lovelace, P.A.
(2)	Tax Fees consists of fees for professional services rendered in preparing the federal and state tax returns, and for providing tax compliance, tax advice and tax planning assistance.
(3)	All Other Fees consist of fees for professional services rendered for research, consultation and review the Form S-3 filing.

Audit Committee’s Pre-approval Policy and Procedures

The Audit Committee of the Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our company’s independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the Audit Committee approves the service in advance or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. Pre-approval of audit services shall not be delegated to management, but may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings. Pre-approval of non-audit services with an expected cost of less than $15,000 individually and in the aggregate may be delegated to management. During 2007, no services were provided to the company by Moore Stephens Lovelace, P.A. or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

SHAREHOLDER COMMUNICATIONS AND NOMINATIONS FOR DIRECTORS

Shareholder Communications

The Board will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairperson of the Nominating Committee will, with the assistance of our legal counsel, be primarily responsible for monitoring communications from shareholders and other interested parties and provide copies or summaries of such communications to the other directors as he or she considers appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairperson of the Nominating Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Shareholders and other interested parties who wish to send communications on any topic to the Board should address such communications to Ann E. W. Stone, Chairperson of the Nominating Committee, c/o Action Products International, Inc., 1101 North Keller Rd. Suite E, Orlando, Florida 32810. If a shareholder wishes simply to propose a candidate for consideration as a nominee by the Board of Directors, it should submit any pertinent information regarding the candidate to Action Products International, Inc., Attn: Secretary, 1101 North Keller Road, Suite E, Orlando, Florida 32810.

Nominations for Directors

If a shareholder wishes to nominate a candidate to be considered for election as a director at an annual meeting of shareholders using the procedures set forth Article XVII in our Bylaws, it must follow the procedures described below. Such nominations must be made pursuant to timely notice in writing to our secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received by our secretary not later than the close of business on the 60th day prior to such meeting. Such shareholder’s notice shall set forth, as to each person whom the shareholder proposes to nominate for election as a director:

•	the name of such person;

•

a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder; and

•

any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected).

Such shareholder’s notice shall also set forth, as to such shareholder giving notice:

•

a representation that the shareholder is a holder of record of shares of our company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the name and address of the shareholder making such nomination, and

•	any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act.

The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare at the meeting, and the defective nomination shall be disregarded.

Nominating Procedures

We made no changes to the procedures by which shareholders may recommend nominees to our Board of Directors.

Appendix A

[2008 Long-Term Equity Incentive Plan]

ACTION PRODUCTS INTERNATIONAL, INC.

2008 LONG-TERM EQUITY INCENTIVE PLAN

1. Purpose. This plan shall be known as the ACTION PRODUCTS INTERNATIONAL, INC. 2008 LONG-TERM EQUITY INCENTIVE PLAN (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of ACTION PRODUCTS INTERNATIONAL, INC. (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive or non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, deferred stock units, performance awards, or any combination of the foregoing may be made under the Plan.

2. Definitions.

a. “Board of Directors” and “Board” mean the board of directors of the Company.

b. “Cause” means the occurrence of one or more of the following events:

i. conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

ii. conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

iii. willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company or a Subsidiary, as the case may be; or

iv. breach of duty of loyalty to the Company or a Subsidiary or any act of fraud or dishonesty with respect to the Company or a Subsidiary; or

v. as otherwise provided by the Committee.

c. “Change in Control” means the occurrence of one of the following events:

i. if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

ii. during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

iii. consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s directors retain their positions with the Company (and constitute at least a majority of the Board); or

iv. consummation of a plan of complete liquidation of the Company or a sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person; or

v. as otherwise provided by the Committee.

d. “Code” means the Internal Revenue Code of 1986, as amended.

e. “Committee” means the Compensation Committee of the Board, if any, which shall consist solely of two or more members of the Board, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code, and (iii) independent, as defined by the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

f. “Common Stock” means the Common Stock, par value $0.001 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

g. “Competition” is deemed to occur (i) if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries, or (ii) as otherwise provided by the Committee.

h. “Disability” means, except as otherwise provided by the Committee, a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee.

i. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

j. “Exempt Person” means any employee benefit plan of the Company or any Subsidiary or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary or any underwriter who temporarily acquires securities in an offering.

k. “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

l. “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq Capital Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board.

m. “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

n. “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

o. “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

p. “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

q. “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee.

r. “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3. Administration.

a. Committee. The Plan shall be administered by the Committee, if any; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto and the rules and regulations of the principal securities exchange on which the Common Stock is then listed for trading. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

b. Expenses. The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

c. Discretion. Without limiting the generality of the provisions of Sections 3, 4, 6 or 18 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to awards) for new awards containing terms (including exercise prices) more (or less) favorable than outstanding similar awards.

4. Shares Available for the Plan.

a. Number. Subject to adjustments as provided in Section 16 hereof, an aggregate of one million one hundred thousand (1,100,000) shares of Common Stock may be issued pursuant to the Plan (the “Shares”).

b. Shares Available. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan.

5. Participation.

a. Eligible Persons. Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, the Company or its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the service or employ as a director or officer of or in the performance of services for the Company or a Subsidiary or shall interfere in any way with the right of the Company or a Subsidiary to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

b. Grant of Awards. Incentive Stock Options or Non-qualified Stock Options, SARs, restricted stock awards, restricted stock unit or deferred stock unit awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6. Incentive and Non-qualified Options. The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 422(a)(2) of the Code or any successor thereto). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions. It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Non-qualified Stock Options not give rise to plan failure income inclusion under Section 409A(a)(1) of the Code, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

a. Price. The price per Share deliverable upon the exercise of each option (“exercise price”) may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

b. Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board or (iv) by any combination of the foregoing. In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (1) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (2) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

c. Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

d. Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time by any individual during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

e. Termination.

i. Death or Disability. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary due to death or Disability, all of the participant’s options and SARs shall become fully vested and exercisable and shall remain so for a period of 180 days from the date of such death or Disability, but in no event after the expiration date of the options and SARs; provided that the participant does not engage in Competition during such 180-day period unless he or she received written consent to do so from the Board or the Committee; provided further that the Board or Committee may extend such exercise period (and related non-competition period) in its discretion, but in no event may such extended exercise period extend beyond the expiration date of the options. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

ii. Retirement. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90 day period unless he or she receives written consent to do so from the Board or the Committee; provided further that the Board or Committee may extend such exercise period (and related non-competition period) in its discretion, but in no event may such extended exercise period extend beyond the expiration date of the options, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs may become fully vested and exercisable in whole or in part in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

iii. Discharge for Cause. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation, whether or not then exercisable.

iv. Other Termination. Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 30-day period unless he or she receives written consent to do so from the Board or the Committee; provided further that the Board or Committee may extend such exercise period (and related non-competition period) in its discretion, but in no event may such extended exercise period extend beyond the expiration date of the options, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. Notwithstanding the foregoing, Incentive Stock Options not exercised within 90 days after termination will cease to qualify as an Incentive Stock Option and will be treated as a Non-qualified Stock Option under the Plan if required to be so treated under the Code.

v. Change in Control. If there is a Change in Control of the Company and a participant is terminated other than for Cause from being a director, officer or employee of, or from performing other services for, the Company or a Subsidiary within one year after such Change in Control, all of the participant’s options and SARs shall become fully vested and exercisable upon such termination and shall remain so for up to one year after the date of termination, but in no event after the expiration date of the options or SARs. In addition, the Committee shall have the authority to grant options and SARs that become fully vested and exercisable automatically upon a Change in Control, whether or not the grantee is subsequently terminated. Notwithstanding the foregoing, Incentive Stock Options not exercised within 90 days after a participant’s termination will cease to qualify as an Incentive Stock Option and will be treated as a Non-qualified Stock Option under the Plan if required to be so treated under the Code.

vi. Forfeiture. If a participant exercises any of his or her options and SARs and, within one year thereafter, either (i) is terminated from the Company or a Subsidiary for any of the reasons specified in the definition of “Cause” set forth in Section 2(b), or (ii) engages in Competition without having received written consent to do so from the Board or the Committee, then the participant may, in the discretion of the Committee, be required to pay the Company the gain represented by the difference between the aggregate selling price of the Shares acquired upon the exercise of options or SARs (or, if the Shares were not then sold, their aggregate Fair Market Value on the date of exercise) and the aggregate exercise price of the options or SARs exercised (the “Option Gain”), without regard to any subsequent increase or decrease in the Fair Market Value of the Common Stock. In addition, the Company may, in its discretion, deduct from any payment of any kind (including salary or bonus) otherwise due to any such participant an amount equal to the Option Gain.

vii. Grant of Reload Options. The Committee may provide (either at the time of grant or exercise of an option), in its discretion, for the grant to a grantee who exercises all or any portion of an option (“Exercised Options”) and who pays all or part of such exercise price with shares of Common Stock, of an additional option (a “Reload Option”) for a number of shares of Common Stock equal to the sum (the “Reload Number”) of the number of shares of Common Stock tendered for the Exercised Options plus, if so provided by the Committee, the number of shares of Common Stock, if any, tendered by the grantee in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. The terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be the Fair Market Value of the Common Stock on the grant date of the Reload Option.

7. Stock Appreciation Rights.

a. The Committee shall have the authority to grant SARs under this Plan. SARs shall be subject to such terms and conditions as the Committee may specify; provided that the exercise price of an SAR may never be less than the Fair Market Value of the Shares subject to the SAR on the date the SAR is granted and no SAR may include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.

b. Prior to the exercise of the SAR, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

c. Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to (A) the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR multiplied by (B) the number of Shares as to which the SAR is exercised.

d. All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR.

8. Restricted Stock.

a. The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of Shares of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

b. The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to comply with the Florida Business Corporation Act as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends on terms and conditions specified by the Committee and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

c. Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares of restricted stock granted to such participant shall lapse. At such time as a participant ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

d. If there is a Change in Control of the Company and a participant is terminated other than for Cause from being a director, officer or employee of, or from performing other services for, the Company or a subsidiary within one year after such Change in Control, all restrictions on Shares of restricted stock granted to such participant shall lapse. In addition, the Committee shall have the authority to grant shares of restricted stock with respect to which all restrictions shall lapse automatically upon a Change in Control, whether or not the grantee is subsequently terminated.

9. Restricted Stock Units; Deferred Stock Units

a. The Committee may at any time and from time to time grant restricted stock units under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock units shall specify the applicable restrictions on such units, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 9), and the time or times at which such restrictions shall lapse with respect to all or a specified number of units that are part of the grant.

b. Each restricted stock unit shall be equivalent in value to one share of Common Stock and shall entitle the participant to receive from the Company at the end of the vesting period (the “Vesting Period”) applicable to such unit one Share, unless the participant elects in a timely fashion to defer the receipt of such Shares, as provided below. Restricted stock units may be granted without payment of cash or consideration to the Company; provided that participants shall be required to pay to the Company the aggregate par value of the Shares received from the Company within ten days of the issuance of such Shares unless such Shares are treasury shares.

c. Except as otherwise provided by the Committee, during the Vesting Period the participant shall not have any rights as a shareholder of the Company; provided that the participant shall have the right to receive accumulated dividends on terms and conditions specified by the Committee or distributions with respect to the corresponding number of shares of Common Stock underlying each restricted stock unit at the end of the Vesting Period, unless such restricted stock units are converted into deferred stock units, in which case such accumulated dividends or distributions shall be paid by the Company to the participant at such time as the deferred stock units are converted into Shares.

d. Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to death, Disability or Retirement during any Vesting Period, all restrictions on restricted stock units granted to such participant shall lapse and the participant shall then be entitled to receive payment in Shares with respect to the applicable restricted stock units. At such time as a participant ceases to be a director, officer or employee of, or otherwise performing services for, the Company or any Subsidiary for any other reason, all restricted stock units granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

e. If there is a Change in Control of the Company and a participant is terminated other than for Cause from being a director, officer or employee of, or from performing other services for, the Company or any Subsidiary within one year after such Change in Control, all restrictions on restricted stock units granted to such participant shall lapse. In addition, the Committee shall have the authority to grant restricted stock units with respect to which all restrictions shall lapse automatically upon a Change in Control, whether or not the grantee is subsequently terminated.

f. If permitted by the Committee, a participant may elect by written notice to the Company, which notice must be made before the later of (i) the close of the tax year preceding the year in which the restricted stock units are granted or (ii) if consistent with Section 409A of the Code, 30 days of first becoming eligible to participate in the Plan (or, if earlier, the last day of the tax year in which the participant first becomes eligible to participate in the Plan) and on or prior to the date the restricted stock units are granted, to defer the receipt of all or a portion of the Shares due with respect to the vesting of such restricted stock units; provided that the Committee may impose such additional restrictions with respect to the time at which a participant may elect to defer receipt of Shares subject to the deferral election, and any other terms with respect to a grant of restricted stock units to the extent the Committee deems necessary to enable the participant to defer recognition of income with respect to such units until the Shares underlying such units are issued or distributed to the participant. Upon such deferral, the restricted stock units so deferred shall be converted into deferred stock units. Except as provided below, delivery of Shares with respect to deferred stock units shall be made at the end of the deferral period set forth in the participant’s deferral election notice (the “Deferral Period”). Deferral Periods shall be no less than one year after the vesting date of the applicable restricted stock units.

g. Except as otherwise provided by the Committee, during such Deferral Period the participant shall not have any rights as a shareholder of the Company; provided that, the participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each deferred stock unit at the end of the Deferral Period when such deferred stock units are converted into Shares.

h. Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary upon his or her death prior to the end of the Deferral Period, the participant shall receive payment in Shares in respect of such participant’s deferred stock units which would have matured or been earned at the end of such Deferral Period as if the applicable Deferral Period had ended as of the date of such participant’s death.

i. Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary upon becoming disabled (as defined under Section 409A(a)(2)(C) of the Code) or Retirement or for any other reason except termination for Cause prior to the end of the Deferral Period, the participant shall receive payment in Shares in respect of such participant’s deferred stock units at the end of the applicable Deferral Period or on such accelerated basis as the Committee may determine, to the extent permitted by regulations issued under Section 409A(a)(3) of the Code.

j. Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to termination for Cause such participant shall immediately forfeit any deferred stock units which would have matured or been earned at the end of the applicable Deferral Period.

k. Except as otherwise provided by the Committee, in the event of a Change in Control that also constitutes a “change in the ownership or effective control of” the Company, or a change in the ownership of a substantial portion of the Company’s assets (in each case as determined under regulations issued pursuant to Section 409A(a)(2)(A)(v) of the Code), a participant shall receive payment in Shares in respect of such participant’s deferred stock units which would have matured or been earned at the end of the applicable Deferral Period as if such Deferral Period had ended immediately prior to the Change in Control; provided, however, that if an event that constitutes a Change in Control hereunder does not constitute a “change in control” under Section 409A of the Code (or the regulations promulgated thereunder), no payments with respect to the deferred stock units shall be made under this paragraph to the extent such payments would constitute an impermissible acceleration under Section 409A of the Code.

10. Performance Awards

a. Performance awards may be granted to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant. The period over which performance is to be measured (a “performance cycle”) shall commence on the date specified by the Committee and shall end on the last day of a fiscal year specified by the Committee. A performance award shall be paid no later than the 15th day of the third month following the completion of a performance cycle. Performance awards may include (i) specific dollar-value target awards, (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock.

b. The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee.

c. The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

d. The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company’s performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Company Securities, or any combination thereof, as the Committee may determine.

e. A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle.

f. In the event of a Change in Control, a participant shall earn no less than the portion of the performance award that the participant would have earned if the applicable performance cycle(s) had terminated as of the date of the Change in Control.

11. Withholding Taxes

a. Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 11(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

b. Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 11(a) or this Section 11(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

12. Written Agreement; Vesting. Unless the Committee determines otherwise, each participant to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, 8, 9 and 10 in connection with a Change in Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

13. Transferability. Unless the Committee determines otherwise, no award granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option or SAR may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option or SAR by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the option or SAR is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any award granted under the Plan and transferred as permitted by this Section 13, and any transferee of any such award shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

14. Listing, Registration and Qualification. If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award, restricted stock unit, deferred stock unit or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

15. Transfer of Employee. The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

16. Adjustments.

a. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of Shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares, restricted stock units, deferred stock units or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options or SARS; provided, however, that the Committee shall not be required to make any adjustment that would (i) require the inclusion of any compensation deferred pursuant to provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code and the regulations issued thereunder from time to time and/or (ii) cause any award made pursuant to the Plan to be treated as providing for the deferral of compensation pursuant to such Code section and regulations. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) canceled in exchange for cash or other property (but, with respect to vested deferred stock units, only if such merger, consolidation, other reorganization, or Change in Control constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion” of the Company’s assets, as determined pursuant to regulations issued under Section 409A(a)(2)(A)(v) of the Code) or (b) assumed by the surviving or continuing corporation.

b. Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

17. 409A. Notwithstanding anything to the contrary contained herein, the Company shall not be responsible for, or required to reimburse or otherwise make any participant whole for, any tax imposed on any participant pursuant to Section 409A of the Code in respect of any grant under this Plan.

18. Amendment and Termination of the Plan

a. The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

b. Notwithstanding any other provisions of the Plan, and in addition to the powers of amendment set forth in this Section 17 and Section 18 hereof or otherwise, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Committee from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

19. Amendment or Substitution of Awards under the Plan. The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares (but only to the extent permitted by regulations issued under Section 409A(a)(3) of the Code); provided that, except as otherwise provided in Section 16, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent, and provided further that the Committee shall not reduce the exercise price of any options or SARs awarded under the Plan without approval of the stockholders of the Company. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan, but only if such surrender, exercise, realization, exchange, or grant (a) would not constitute a distribution of deferred compensation for purposes of Section 409A(a)(3) of the Code or (b) constitutes a distribution of deferred compensation that is permitted under regulations issued pursuant to Section 409A(a)(3) of the Code.

20. Commencement Date; Termination Date. The Plan commenced on September [date], 2008. If required by the Code, the Plan will also be subject to reapproval by the shareholders of the Company prior to the time required under the Code. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on September [date], 2018.

21. Severability Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

22. Governing Law The Plan shall be governed by the corporate laws of the State of Florida, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

Appendix B

[Proposed Amendment to Amended and Restated Articles of Incorporation]

Article FOURTH (concerning capital structure) is hereby amended to read as follows:

FOURTH: The total number of shares which the Corporation shall have the authority to issue shall be 35 million (35,000,000) shares which shall be divided into two classes as follows: (a) 25,000,000 shares of common stock with a par value of one mil ($.001) per share; and (b) 10,000,000 shares of preferred stock, with a par value of one mil ($.001) per share, in such series and variations in the relative rights and preferences, if any, between such series as the Board of Directors shall determine.

A. COMMON STOCK. Subject to the preferential dividend rights applicable to shares of any series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after distribution in full of the preferential amounts to be distributed to the holders of shares of the Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of the Common Stock held by them. Each holder of record of the Common Stock shall have one vote for such share of Common Stock standing in such holder’s name on the books of the Corporation and entitled to vote.

B. PREFERRED STOCK. The Board of Directors may issue Preferred Stock, from time to time, in one or more series. Authority is hereby vested solely in the Board of Directors of the Corporation to provide, from time to time, for the issuance of Preferred Stock in one or more series and in connection therewith to determine without shareholder approval the number of shares to be included and such of the designations, powers, preferences, and relative rights and the qualifications, limitations, and restrictions of any such series, including, without limiting the generality of the foregoing any of the following provisions with respect to which the Board of Directors shall determine to make affirmative provision:

(1) The extent of the voting powers, full or limited, if any, of the shares of such series, provided that the holder of shares of such series (i) will not be entitled to more than one vote per share and (ii) will not be entitled to vote on any matter separately as a class, except (i) to the extent provided by Florida law and (b) to the extend specified in the Preferred Stock Designation with respect to such series;

(2) The designation and name of such series and the number of shares that shall constitute such series;

(3) The annual dividend rate or rates payable on shares of such series, the date or dates from which such dividends shall commence to accrue, and the dividend payment dates for such dividends;

(4) Whether dividends on such series are to be cumulative or noncumulative, and the participating or other special rights, if any, with respect to the payment of dividends;

(5) Whether such series shall be subject to redemption and, if so, the manner of redemption, the redemption price or prices and the terms and conditions on which shares of such series may be redeemed;

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(6) Whether such series shall have a sinking fund or other retirement provisions for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund or other retirement provision and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or over the payment of dividends on the Common Stock;

(7) The amounts payable on shares of such series on voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation and extent to which such payment shall have priority over the payment of any amount on voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation on shares of any other series or on the Common Stock;

(8) The terms and conditions, if any, on which shares of such series may be converted into, or exchanged for, shares of any other series or of Common Stock;

(9) The stated value, if any, for the shares of such series, the consideration for which shares of such series may be issued and amount of such consideration that shall be credited to the capital account; and

(10) Any other preferences and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof, or any other term or provision of shares of such series as the Board of Directors may deemed appropriate or desirable.

The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock.

All shares of Preferred Stock of any one series shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be payable, and if cumulative, shall cumulate.

Shares of any series of Preferred Stock that shall be issued and thereafter acquired by the Corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange, or otherwise, shall, upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of such series or as part of any other series of Preferred Stock. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and appropriate filing and recording to the extent required by law. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series.

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ACTION PRODUCTS INTERNATIONAL, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

November 11, 2008

The undersigned hereby constitutes and appoints Ann E. W. Stone, Director, the undersigned’s true and lawful attorney and proxy (with full power of substitution) (the “Proxy Agent”), to vote all of the shares of Action Products International, Inc. owned by the undersigned on September 15, 2008, at the Annual Meeting of Shareholders of Action Products International, Inc. to be held at our offices located at 1101 North Keller Road, Suite E, Orlando, Florida 32810 on November 11, 2008, at 10:00 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

Proposal 1. Election of Directors

To elect five directors as follows: Neil Swartz, Ronald S. Kaplan, Scott Runkel, Ann E.W. Stone, and Cecilia Sternberg for a one year term to expire at the 2009 Annual Meeting.

The Board recommends a vote FOR each nominee

☐	FOR ALL Nominees

☐	WITHHOLD ALL Nominees

☐	FOR ALL EXCEPT:

(To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided above.)

Proposal 2. Approval of Adoption of 2008 Long-Term Equity Incentive Plan

To approve the adoption of the 2008 Long-Term Equity Incentive Plan.

The Board recommends a vote FOR such approval

☐	FOR

☐	AGAINST

☐	ABSTAIN

Proposal 3. Approval of Amendment to Amended and Restated Articles of Incorporation

To approve the amendment to the Amended and Restated Articles of Incorporation to increase the authorized Common Stock to 25,000,000 shares.

The Board recommends a vote FOR such approval

☐	FOR

☐	AGAINST

☐	ABSTAIN

Should any other matter requiring a vote of the Shareholders arise, the above-named Proxy Agent is authorized to vote the shares represented by this Proxy as her judgment indicates is in the best interest of Action Products International, Inc.

This Proxy is solicited on behalf of the Board of Directors of Action Products International, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder	Dated: , 2008

Signature of Joint Shareholder	Dated: , 2008

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Check this box if you plan to attend the Annual Meeting  ☐

To Shareholders of Action Products International, Inc.:

Whether or not you are able to attend our 2008 Annual Meeting of Shareholders, it is important that your shares be represented, no matter how many shares you own. Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope. We look forward to receiving your voted Proxy at your earliest convenience.